EXHIBIT 10.1

                                Escrow Agreement

                                ESCROW AGREEMENT

     This Escrow Agreement (the "Agreement") is made by and between the Manufacturers and Traders Trust Company, a New York banking corporation., with its principal office located at One M & T Plaza, Buffalo New York 14203 (the "Escrow Agent"), and El Avila, Inc., a Nevada corporation, with its principal office located at 443 E. 10th Avenue, Mesa, Arizona 85204 (the "Issuer").

                              W I T N E S S E T H:

     WHEREAS, the Issuer has filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C., an SB-2 Registration Statement (the
"Registration Statement"), and related Prospectus, File No. __________, in connection with an initial public offering of the Issuer's securities, comprising 500,000 shares of the Issuer's common stock to be sold at a price of $0.10 per share (the "Securities"), which shall not exceed 50 subscribers;

     WHEREAS, the Issuer proposes to offer the Securities to the public on a "best efforts, all or none" basis as set forth in the Registration Statement;

     WHEREAS, the Issuer proposes to establish an escrow account (the "Escrow Account"), to which subscription funds and securities which are received by the Escrow Agent in connection with such public offering are to be credited, and the Escrow Agent is willing to establish the Escrow Account on the terms and subject to the conditions hereinafter set forth; and

     WHEREAS, the Escrow Agent will establish an Escrow Account into which the subscription funds and securities which are received by the Escrow Agent and credited to the Escrow Account, are to be deposited.

     NOW, THEREFORE, for and in consideration of the promises and mutual covenants herein contained, and other valuable consideration, the parties hereto hereby agree as follows:

     1.0 THE REGISTRATION STATEMENT.

          1.1  The  Issuer  has  filed  the  Registration   Statement  with  the
     Commission and is included herein as Exhibit A to this Agreement, and is made a part hereof.

     2.0 ESTABLISHMENT OF THE ESCROW ACCOUNT.

          2.1 The Issuer shall establish a non-interest-bearing Escrow Account at the Escrow Agent. The purpose of the Escrow Account is for (a) the deposit of all subscription funds (checks or wire transfers) which are received by the Issuer from prospective purchasers of the Securities and are delivered by the Issuer to the Escrow Agent; (b) the holding of amounts of subscription funds which are collected through the banking system, and
     (c) the disbursement of collected funds, all as described herein.

          2.2 On or before the date of the initial deposit in the Escrow Account pursuant to this Agreement, the Issuer shall notify the Escrow Agent in writing of the effective date (the "Effective Date") of the Registration Statement, and the Escrow Agent shall not be required to accept any amounts for credit to the Escrow Account or for deposit in the Escrow Account prior to its receipt of such notification.

          2.3 The offering period (the "Offering Period"), which shall be deemed to commence on the Effective Date, shall consist of the number of calendar days or business days as set forth in the Registration Statement. The Offering Period shall be extended by an extension period only if the Escrow Agent shall have received written notice thereof at least five business days prior to the expiration of the Offering Period. The extension period, which shall be deemed to commence the next calendar day following the expiration of the Offering Period, shall consist of the number of calendar days or business days set forth in the Registration Statement. The last day of the Offering Period, or the last day of the extension period, is referred to herein as the "Termination Date." Except as provided in Section
     4.3 hereof, after the Termination Date, the Issuer shall not deposit, and the Escrow Agent shall not accept, any additional amounts representing payments by prospective purchasers.

     3.0 DEPOSITS TO THE ESCROW ACCOUNT.

          3.1 The Issuer shall promptly deliver to the Escrow Agent all funds which it receives from prospective purchasers of the Securities, which funds shall be in the form of checks or wire transfers. Upon the Escrow Agent's receipt of such funds, they shall be credited to the Escrow Account. All checks delivered to the Escrow Agent shall be made payable to the " Manufacturers and Traders Trust Company / El Avila, Inc. Escrow Account." Any checks payable other than to the Escrow Agent as required hereby shall be returned to the prospective purchaser.

          3.2  Promptly  after  receiving  subscription  funds as  described  in
     Section 3.1, the Escrow Agent shall deposit the same into the Escrow Account. Amounts of funds so deposited are hereinafter referred to as "Escrow Amounts." The Escrow Agent shall cause to process all Escrow Amounts for collection through the banking system. Simultaneously with each deposit to the Escrow Account, the Issuer shall inform the Escrow Agent in writing of the name, address and social security number of the prospective purchaser, the amount of Securities subscribed for by such purchaser, and the aggregate dollar amount of such subscription (collectively, the "Subscription Information").

          3.3 The Escrow Agent shall not be required to accept for credit to the Escrow Account checks which are not accompanied by the appropriate Subscription Information. Wire transfers and cash representing payments by prospective purchasers shall not be deemed deposited in the Escrow Account until the Escrow Agent has received in writing the Subscription Information required with respect to such payments.

          3.4 The Escrow Agent shall not be required to accept in the Escrow Account any amounts representing payments by prospective purchasers, whether by check, or wire, except during the Escrow Agent's regular business hours.

          3.5 Only those Escrow Amounts, which have been deposited in the Escrow Account and which have cleared the banking system and have been collected by the Escrow Agent, are herein referred to as the "Fund."

          3.6 If the proposed offering is terminated before the Termination Date, the Escrow Agent shall refund any portion of the Fund prior to disbursement of the Fund in accordance with Article 4 hereof upon instructions in from the Issuer.

     4.0 DISBURSEMENT FROM THE ESCROW ACCOUNT.

          4.1 Subject to Section 4.3 below, if by the close of regular banking hours on the Termination Date the Escrow Agent determines that the amount in the Fund is less than the minimum amount of the offering, then the Escrow Agent shall promptly refund to each prospective purchaser the amount of payment received from such purchaser which is then held in the Fund or which thereafter clears the banking system, without interest thereon or deduction therefrom, by drawing checks on the Escrow Account for the amounts of such payments and mail them to the purchasers. In such event, the Escrow Agent shall promptly notify the Issuer of its distribution of the Fund.

          4.2 The terms of the offering must provide, and the Issuer must satisfy, the following conditions:

               within five business days after the effective date of the post-effective amendment, the Issuer shall send by first class mail to each purchaser of securities held in escrow, a copy of the prospectus contained in the post-effective amendment and any amendment or supplement thereto;

               each purchaser shall have no fewer than 20 business days and no more than 45 business days from the effective date of the post-effective amendment to notify the Issuer in writing that the purchaser elects to remain an investor. If the Issuer has not received such written notification by the 45th business day following the effective date of the post-effective amendment, funds and interest or dividends, if any held in escrow shall be sent by first class mail or other equally prompt means to the purchaser within five business days; the acquisition meeting the criteria set forth above will be consummated if a sufficient number of purchasers confirm their investment with the Issuer; and if a consummated acquisition meeting the requirements above has not occurred by a date 6 months after the effective date of the Issuer's initial registration statement, funds held in escrow shall be returned by first class mail to the purchasers with five business days following that date. Issuer shall promptly notify Escrow Agent if any of the above conditions are not timely satisfied.

               Funds held in the escrow account may be released to the Issuer and securities may be delivered to the purchaser only at the same time as or after:

               the escrow agent has received a signed representation from the Issuer, together with other evidence acceptable to the escrow agent, that the requirements of paragraphs (e)(1) and (e)(2) of Rule 419 have been met; and

               the escrow agent has received a signed representation from the Issuer, together with other evidence acceptable to the escrow agent, that the requirements of paragraph (e)(2)(iii) of Rule 419 have been met.

          4.3 If the Escrow Agent has on hand at the close of business on the Termination Date any uncollected amounts which when added to the Fund would raise the amount in the Fund to the minimum offering amount, and result in the Fund representing the sale of the minimum offering amount, the Collection Period, consisting of the number of business days set forth in the Registration Statement, shall be utilized to allow such uncollected funds to clear the banking system.

          4.4  Upon  disbursement  of the  Fund  pursuant  to the  terms of this
     Article 4, the Escrow Agent shall be relieved of all further obligations and released from all liability under this Agreement. It is expressly agreed and understood that in no event shall the aggregate amount of payments made by the Escrow Agent exceed the amount of the Fund.

     5.0   RIGHTS,   DUTIES   AND   RESPONSIBILITIES   OF  THE   ESCROW   AGENT;
INDEMNIFICATION.

          5.1 The Escrow Agent shall notify the Issuer on a regular basis of the escrow amounts which have been deposited in the Escrow Account and of the amounts, constituting the Fund, which have cleared the banking system and have been collected by the Escrow Agent.

          5.2 The Escrow Agent shall not be responsible for or be required to enforce any of the terms or conditions of the Agreement with respect to the Issuer.

          5.3 The Escrow Agent shall not be required to accept from the Issuer any subscription information pertaining to prospective purchasers unless such Subscription Information is accompanied by checks or wire transfers meeting the requirement of Section 3.1, nor shall the Escrow Agent be required to keep records of any information with respect to payments deposited by the Issuer, except as to the amount of such payments; however, the Escrow Agent shall notify the Issuer within a reasonable time of any discrepancy between the amount set forth in any subscription information and the amount delivered to the Escrow Agent therewith. Such amount need not be accepted for deposit in the Escrow Agent until such discrepancy has been resolved.

          5.4 The Escrow Agent shall be under no duty or responsibility to enforce collection of any check delivered to it hereunder. The Escrow Agent, within a reasonable time, shall return to the Issuer any check received which is dishonored, together with the Subscription Information which accompanied such check.

     5.0   RIGHTS,   DUTIES   AND   RESPONSIBILITIES   OF  THE   ESCROW   AGENT;
INDEMNIFICATION. - continued

          5.5 The Escrow Agent shall be entitled to rely upon the accuracy, act in reliance upon the contents, and assume the genuineness of any notice, instruction, certificate, signature, instrument or other document which is given to the Escrow Agent by the Issuer pursuant to this Agreement without the necessity of the Escrow Agent verifying the truth or accuracy thereof. The Escrow Agent shall not be obligated to make any inquiry as to the authority, capacity, existence or identity of any person purporting to give any such notice or instructions or to execute any such certificate, instrument or other document.

          5.6 If the Escrow Agent is uncertain as to its duties or rights hereunder or shall receive instructions with respect to the Escrow Account, the escrow amounts of the Fund which, in its sole determination, are in conflict either with other instructions received by it or with any provision of this Agreement, it shall be entitled to hold the escrow amounts, the Fund or a portion thereof, in the Escrow Account pending the resolution of such uncertainty to the Escrow Agent's sole satisfaction, by final judgment of a court of competent jurisdiction or otherwise; or the Escrow Agent, at its sole option, may deposit with the Clerk of a court of competent jurisdiction in a proceeding to which all parties in interest are joined. Upon the deposit by the Escrow Agent of the Fund with the Clerk of any court, the Escrow Agent shall be relieved of all further obligations and released from all liability hereunder.

          5.7 The Escrow Agent shall not be liable for any action taken or omitted hereunder, or for the misconduct of any employee, agent or attorney appointed by it, except in the case of willful misconduct or gross negligence. The Escrow Agent shall be entitled to consult with counsel of its own choosing and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

          5.8 The Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the escrow amounts, the Fund or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Fund or any part thereof.

          5.9 The Corporation agrees to indemnify the Escrow Agent and its officers, directors, employees, agents, and shareholders (jointly and severally, the "Indemnitees") against, and hold them harmless of and from, any and all losses, liabilities, costs, damages, and expenses, including, but not limited to, reasonable fees and disbursements for counsel of its own choosing (collectively, "Liabilities"), that the Indemnitees may suffer or incur and which arise out of or relate to this Agreement or any transaction to which this Agreement relates, unless such Liability is the result of the willful misconduct or gross negligence of the Indemnitees.

          5.10 If the indemnification provided for in this Section 5 is applicable but is held to be unavailable, the Corporation shall contribute such amounts as are just and equitable to pay or to reimburse the Indemnitees for the aggregate of any and all Liabilities actually incurred by the Indemnitees as a result of or in connection with any amount paid in settlement of any action, claim, or proceeding arising out of or relating in any way to any actions or omissions of the Corporation.

          5.11 The provisions of this Section 5 shall survive any termination of this Agreement, whether by disbursement of the Fund, resignation of the Escrow Agent, or otherwise.

     6.0 AMENDMENT; RESIGNATION.

          6.1 This Agreement may be altered or amended only with the written consent of the parties hereto. The Escrow Agent may resign for any reason upon five business days' written notice to the Issuer. Should the Escrow Agent resign as herein provided, it shall not be required to accept any deposit, make any disbursement or otherwise dispose of the escrow amounts, but its only duty shall be to hold the escrow accounts until they clear the banking system and the Fund for a period of not more than five business days following the effective date of such resignation, at which time (a) if a successor escrow agent shall have been appointed and written notice thereof shall have been given to the resigning escrow agent by the Issuer and such successor escrow agent, then the resigning escrow agent shall pay over to the successor escrow agent the Fund, less any portion thereof previously paid out in accordance with this Agreement; or (b) if the resigning escrow agent shall not have received written notice signed by the Issuer and a successor escrow agent, then the resigning escrow agent shall promptly refund the amount in the Fund to each prospective purchaser, without interest thereon or deduction therefrom, and the resigning Escrow Agent shall promptly notify the Issuer of its liquidation and distribution of the Fund; whereupon, in either case, the Escrow Agent shall be relieved of all further obligations and released from all liability under this Agreement. Without limiting the provisions of Section 8 hereof, the resigning Escrow Agent shall be entitled to be reimbursed by the Issuer for any expenses incurred in connection with its resignation, transfer of the Fund to a successor escrow agent or distribution of the Fund pursuant to this Section 6.

     7.0 REPRESENTATIONS AND WARRANTIES.

          7.1 The Issuer represents and warrants to the Escrow Agent that no party other than the parties hereto and the prospective purchasers have, or shall have, any claim or security interest in the Fund or any part thereof.

          7.2 No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing the Fund or any part thereof.

          7.3 The Subscription Information submitted with each deposit shall, at the time of submission and at the time of the disbursement of the Fund, be deemed a representation and warranty that such deposit represents a bona fide payment by the purchaser described therein for the amount of Securities set forth in such Subscription Information.

          7.4 All of the information contained in the Registration Statement is, as of the date hereof, and will be, at the time of any disbursement of the Fund, true and correct.

     8.0 FEES AND EXPENSES.

          8.1 The Escrow Agent shall be entitled to an acceptance fee of $1,000 and an annual administrative fee of $2,000, payable upon the execution of this Agreement. In addition, the Issuer agrees to reimburse the Escrow Agent for any reasonable fees and expenses incurred in connection with this Agreement, including, but not limited to, disbursement fees not to exceed $50 per subscriber in excess of 15 subscribers.

     9.0 GOVERNING LAW AND ASSIGNMENT.

          9.1 This Agreement shall be construed in accordance with and governed by the laws of the State of New York and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that any assignment or transfer by any party of its rights under this Agreement or with respect to the Fund shall be void as against the Escrow Agent unless (a) written notice thereof shall be given to the Escrow Agent; and
     (b) the Escrow Agent shall have consented in writing to such assignment or transfer.

     10.0 NOTICES.

          10.1 All notices required to be given in connection with this Agreement shall be sent by registered or certified mail, return receipt requested, or by hand delivery with receipt acknowledged, or by Express Mail service offered by the United States Post Office to the addresses set forth in the beginning of this Agreement or such other address as the parties hereto may designate.

     11.0 SEVERABILITY.

          11.1 If any provision of this Agreement or the application thereof to any person or circumstance shall be determined to be invalid or unenforceable, the remaining provisions of this Agreement or the application of such provision to persons of circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

     12.0 EXECUTION IN SEVERAL COUNTERPARTS; ENTIRE AGREEMENT.

          12.1 This Agreement may be executed in several counterparts or by separate instruments, all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

          12.2 This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, written or oral, of the parties in connection therewith.

     IN WITNESS WHEREOF, the undersigned parties have executed this Agreement upon proper legal authority as of the 19th day of October, 2004.


                                  MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation

                                  By:/s/ Joan Stapley
                                  --------------------------------------------
                                         Joan Stapley, its Asst. VicePresident



                                  EL AVILA, INC., a Nevada corporation

                                  By: /s/ Mark Shelley
                                  --------------------------------------------
                                  Mark Shelley, its President